Dreyfus New Jersey
      Intermediate
      Municipal Bond Fund

      ANNUAL REPORT March 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Important Tax Information

                            24   Board Members Information

                            26   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus New Jersey
                                               Intermediate Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus New Jersey Intermediate Municipal Bond Fund covers the 12-month period from April 1, 2002, through March 31, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Scott Sprauer.

A number of economic and political factors continued to support higher municipal bond prices during the reporting period. Faced with escalating tensions leading to the start of the war in Iraq, many investors preferred the relative stability of fixed-income securities over stocks. We believe that rising geopolitical tensions also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation in Iraq is resolved before committing to new capital spending. For its part, the Federal Reserve Board contributed to the municipal bond market's strength by further reducing short-term interest rates in November 2002.

The result of these influences has been generally attractive total returns from high-quality municipal bonds. While history suggests that bond prices should moderate if the economy strengthens, we believe that the economy is unlikely to
make   significant   gains   until   current   uncertainties   are   resolved.

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift assets between stocks and bonds in response to near-term economic and market forces, adherence to your longstanding asset allocation strategy may be the most prudent course for the long term. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2003




DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager

How did Dreyfus New Jersey Intermediate Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended March 31, 2003, the fund achieved a total return of 8.83%.(1) The Lehman Brothers 7-Year Municipal Bond Index (the "Index"), the fund's benchmark, achieved a total return of 10.56% for the same period.(2)
Additionally, the fund is reported in the Lipper Other States Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this category was 8.26% .(3)

During the reporting period, the fund benefited from a number of factors, including lower interest rates and rising investor demand for high-quality, fixed-income securities. The fund' s return trailed that of its benchmark, primarily because the Index is composed of bonds from many states, not just New Jersey, and does not take into account fees and expenses. We are pleased that the fund provided higher returns than its Lipper category average, which we attribute to strength among its core holdings of high-quality, intermediate-term municipal bonds.

What is the fund's investment approach?

The fund's objective is to seek as high a level of income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital. We also seek to provide a competitive total return consistent with this income objective.

In pursuing these goals, we employ two primary strategies. First, we evaluate interest-rate trends and supply-and-demand factors in the bond market. Based on that assessment, we select the individual intermediate-term, tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, the creditworthiness of its issuer and any provisions for early redemption

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, we actively manage the portfolio's average duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the portfolio's average duration to make cash available for the purchase of higher-yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical.

What other factors influenced the fund's performance?

The fund was positively influenced by generally favorable market conditions during the reporting period, including declining interest rates and surging investor demand for relatively stable alternatives to a declining stock market. Investor demand for high-quality investment alternatives also was supported by non-economic factors, including concerns related to numerous corporate scandals and rising geopolitical tensions. As demand for a relatively limited supply of tax-exempt securities increased, bond yields generally fell and prices rose, boosting the fund's total return.

The persistently weak U.S. economy also created some negative influences. Because of lower tax revenues, most states and municipalities faced widening budget deficits during the reporting period. New Jersey bridged the budget gap for its 2003 fiscal year through a combination of spending reductions and tax hikes. To balance the state's 2004 budget, the governor has proposed additional program cuts and tax increases, including higher cigarette taxes and a new tax on hotel and motel stays.

Because of the challenging fiscal environment, we have focused primarily on a diverse array of highly-rated or insured bonds from municipalities and New Jersey school districts we consider fiscally sound.(4) We have also favored bonds backed by revenues from essential services facilities, such as water and sewer plants, and universities with strong endowments. For the most part, we have focused on income-oriented bonds with maturities between 10 and 12 years. In our view, these bonds are likely to hold more of their value if the market weakens.


We have maintained the fund's average duration at approximately 5.5 years, which we consider to be in line with the fund's peer group average. This position is designed to avoid the low yields of short-term securities and the greater potential volatility of longer-term bonds.

Finally, the fund benefited during the reporting period when some of its holdings were "pre-refunded" by their issuers. Pre-refunding is a mechanism municipalities use to refinance debt. New bonds are issued at lower rates, and all or part of the proceeds are set aside to retire existing bonds on their earliest call dates. This shortens the maturity of the bonds and benefits bondholders by increasing the value of the securities.

What is the fund's current strategy?

We continue to maintain a relatively defensive posture, including what we consider to be a neutral average duration, a focus on income-oriented, intermediate-term bonds and close attention to underlying credit quality. At the same time, due to historically low short-term interest rates, we have attempted to remain fully invested by keeping the fund's cash holdings at relatively low levels. In our view, these are prudent strategies in today's uncertain economic and geopolitical environment.

April 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW JERSEY RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(4) INSURANCE ON INDIVIDUAL SECURITIES EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE FUND'S SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus New Jersey Intermediate Municipal Bond Fund and the Lehman Brothers 7-Year Municipal Bond Index
--------------------------------------------------------------------------------


Average Annual Total Returns AS OF 3/31/03

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                            8.83%              5.00%             5.30%

((+))  SOURCE: LIPPER INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND ON 3/31/93 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN NEW JERSEY MUNICIPAL SECURITIES AND MAINTAINS A PORTFOLIO WITH A WEIGHTED AVERAGE MATURITY RANGING BETWEEN 3 AND 10 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN NEW JERSEY MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

March 31, 2003

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--100.1%                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY--94.3%

Atlantic City Board of Education:

  5.50%, 12/1/2008 (Insured; FSA , Guaranteed;

      School Board Reserve Fund)                                                              1,250,000                1,437,537

   6%, 12/1/2013 (Insured; FSA, Guaranteed;

      School Board Reserve Fund)                                                              3,205,000                3,844,942

Bayshore Regional Sewer Authority,
   Subordinated Sewer Revenue:

      5.30%, 4/1/2008 (Insured; MBIA)                                                         1,000,000                1,119,500

      5.40%, 4/1/2009 (Insured; MBIA)                                                         1,000,000                1,127,890

Bergen County Utilities Authority, Water Pollution Control

   Revenue 5.375%, 12/15/2013 (Insured; FGIC)                                                 1,155,000                1,297,435

Brick Township Municipal Utilities Authority,

   Water and Sewer Revenue
   5.10%, 12/1/2009 (Insured; FGIC)                                                           1,500,000                1,682,445

Burlington County Bridge Commission, LR

  (Governmental Leasing Program):

      5.25%, 8/15/2016                                                                        1,100,000                1,206,084

      5.25%, 8/15/2017                                                                        1,000,000                1,089,910

Camden County Improvement Authority, Revenue,

  County Guaranteed Lease:

      5.85%, 10/1/2006 (Insured; MBIA)                                                        1,000,000                1,086,990

      5.125%, 9/1/2017 (Insured; FGIC)                                                        2,290,000                2,476,406

Camden County Municipal Utilities Authority,

  County Agreement Sewer Revenue

   5%, 7/15/2009 (Insured; FGIC)                                                              3,200,000                3,536,160

Cape May County Municipal Utilities Authority

   5.75%, 1/1/2016 (Insured; FSA)                                                             2,000,000                2,354,460

Delaware River and Bay Authority, Revenue:

   5.25%, 1/1/2017 (Insured; MBIA)                                                            1,160,000                1,273,587

   5.25%, 1/1/2019 (Insured; MBIA)                                                            2,390,000                2,589,923

Freehold Regional High School:

   5.50%, 3/1/2009 (Insured; FGIC, Guaranteed;
      School Board Reserve Fund)                                                              1,450,000                1,660,699

   5.50%, 3/1/2010 (Insured; FGIC, Guaranteed;
      School Board Reserve Fund)                                                              2,460,000                2,816,552

Hoboken Parking Utilities 5.25%, 1/1/2018 (Insured; FGIC)                                     3,210,000                3,489,238

Hudson County Improvement Authority,

  Facility Lease Revenue (Hudson County Lease Project)

      5.25%, 10/1/2012 (Insured; FGIC)                                                        2,795,000                3,109,242

Jersey City:

   Public Improvement 5.25%, 9/1/2010 (Insured; MBIA)                                         1,605,000                1,842,572

   Water 5.20%, 10/1/2008 (Insured; AMBAC)                                                    1,565,000                1,761,470

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Lacey Municipal Utilities Authority, Water Revenue

   5.10%, 12/1/2003 (Insured; MBIA)                                                             800,000                  821,280

Middlesex County Utilities Authority, Sewer Revenue

   6.25%, 8/15/2010 (Insured; MBIA)                                                           1,500,000                1,741,815

Monmouth County 5.10%, 10/1/2010                                                              2,600,000                2,868,294

City of Newark Board of Education

   5.875%, 12/15/2006 (Insured; MBIA)                                                         1,755,000                1,926,569

State of New Jersey 5.50%, 8/1/2011                                                           3,100,000                3,556,227

New Jersey Economic Development Authority, Revenue:

  Department of Human Services:

      5.75%, 7/1/2013                                                                         1,100,000                1,252,559

      5.75%, 7/1/2014                                                                         1,080,000                1,230,682

   District Heating and Cooling (Trenton-
      Trigen Project) 6.10%, 12/1/2004                                                        1,305,000                1,313,887

   Economic Development (Masonic Charity

      Foundation) 5%, 6/1/2018                                                                1,680,000                1,758,742

   Market Transition Facility Revenue
      7%, 7/1/2004 (Insured; MBIA)                                                            1,000,000                1,070,870

   School Facilities, Construction:

      5.50%, 6/15/2011 (Insured; AMBAC)                                                       2,500,000                2,867,450

      5.25%, 6/15/2016 (Insured; AMBAC)                                                       4,500,000                4,907,970

   (Transportation Project Sublease)
      5.25%, 5/1/2011 (Insured; FSA)                                                          2,210,000                2,485,985

   (Trenton Office Complex)
      5.25%, 6/15/2009 (Insured; FSA)                                                         3,900,000                4,417,608

   Waste Paper Recycling (MPMI Inc. Project)
      5.75%, 2/1/2004                                                                           555,000                  553,096

New Jersey Educational Facilities Authority, Revenue:

  College and University:

    (College of New Jersey)

         5.375%, 7/1/2017 (Insured; FGIC)                                                     1,300,000                1,438,580

      (Princeton University):

         5.125%, 7/1/2012                                                                     1,550,000                1,698,009

         5.25%, 7/1/2014                                                                      2,885,000                3,185,242

      (Rowan University)

         5.25%, 7/1/2011 (Insured; FGIC)                                                      1,275,000                1,421,039

      (Seton Hall University):

         5.25%, 7/1/2006 (Insured; AMBAC)                                                     2,030,000                2,251,757

         5.25%, 7/1/2009 (Insured; AMBAC)                                                     1,050,000                1,190,721

   Public Library Project Grant Issue

      5.50%, 9/1/2017 (Insured; AMBAC)                                                        1,500,000                1,676,925

New Jersey Environmental Infrastructure Trust

   5.25%, 9/1/2013                                                                            4,155,000                4,633,531


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Health Care Facilities Financing Authority,
  Health Hospital and Nursing Home Revenue:

      (Atlantic City Medical Center) 6%, 7/1/2012                                             3,145,000                3,544,132

      (Burdette Tomlin Memorial Hospital Issue)

         6%, 7/1/2003 (Insured; FGIC)                                                         1,665,000                1,685,097

      (Deborah Heart and Lung Center Issue):

         5.60%, 7/1/2003                                                                        600,000                  603,198

         5.80%, 7/1/2004                                                                        745,000                  763,826

         5.90%, 7/1/2005                                                                        790,000                  809,497

      (Mountainside Hospital)
         5.10%, 7/1/2003 (Insured; MBIA)                                                      1,630,000                1,645,925

      (Rahway Hospital Obligated Group Issue)
         5%, 7/1/2008                                                                         2,000,000                1,757,520

      (Raritan Bay Medical Center Issue)
         6.625%, 7/1/2005                                                                     2,800,000                2,914,828

      (Robert Wood Johnson University Center):

         5%, 7/1/2008 (Insured; MBIA)                                                         1,500,000                1,656,930

         5.375%, 7/1/2013                                                                     2,000,000                2,165,580

      (Saint Joseph's Hospital and Medical Center)

         5.15%, 7/1/2006 (Insured; Connie Lee)                                                2,555,000                2,783,775
(South Jersey Hospital) 6%, 7/1/2012                                                          3,000,000                3,309,720

      (Trinitas Hospital Obligated Group) 7.375%, 7/1/2015                                    4,000,000                4,509,320

New Jersey Highway Authority, Senior Parkway

   Revenue (Garden State Parkway) 5.90%, 1/1/2004                                               500,000                  506,995

New Jersey Housing and Mortgage Finance Agency,
   Revenue, Home Buyer 5%, 4/1/2005 (Insured; MBIA)                                           2,000,000                2,110,200

   Tobacco Settlement Financing Corporation
      5.375%, 6/1/2018                                                                        2,500,000                2,320,925

New Jersey Transportation Corporation, COP:

   5.50%, 10/1/2016 (Insured; FSA)                                                            5,480,000                6,321,728

   Federal Transit Administration Grants

      5.50%, 9/15/2015 (Insured; AMBAC)                                                       6,725,000                7,760,516

New Jersey Transportation Trust Fund Authority,
   Transportation System:

      5.50%, 6/15/2009                                                                        2,725,000                3,133,450

      6%, 12/15/2014 (Prerefunded;
         12/15/2011) (Insured; MBIA)                                                          2,630,000  (a)           3,142,482

      6%, 12/15/2014 (Insured; MBIA)                                                          1,370,000                1,605,393

      6%, 12/15/2015                                                                          2,500,000                2,987,150

      6%, 12/15/2016                                                                          5,000,000                5,974,300

New Jersey Turnpike Authority, Turnpike Revenue:

   5.75%, 1/1/2010 (Insured; MBIA)                                                            3,000,000                3,461,940

   6%, 1/1/2014 (Insured; MBIA)                                                               5,000,000                5,955,700

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

North Hudson Sewer Authority, Sewer Revenue:

   5.25%, 8/1/2010 (Insured; FGIC)                                                            3,825,000                4,271,072

   5.25%, 8/1/2016 (Insured; FGIC)                                                            2,000,000                2,202,020

   5.25%, 8/1/2017 (Insured; FGIC)                                                            2,000,000                2,188,940

North Jersey District of Water Supply Commission

  (Wanaque South Project):

      5.25%, 7/1/2014 (Insured; MBIA)                                                         2,200,000                2,475,572

      5.25%, 7/1/2015 (Insured; MBIA)                                                         4,570,000                5,105,330

Northeast Monmouth County Regional
   Sewer Authority, Sewer Revenue

   5%, 11/1/2010 (Insured; MBIA)                                                              2,250,000                2,490,480

Ocean County, General Improvement:

   5.65%, 7/1/2005                                                                            1,600,000                1,715,280

   5%, 9/1/2012                                                                               1,300,000                1,432,392

   5%, 9/1/2013                                                                               1,200,000                1,313,736

Ocean County Utilities Authority,

   Wastewater Revenue 5.25%, 1/1/2017                                                         1,500,000                1,631,985

Parsippany-Troy Hills Township 6%, 4/1/2004                                                   1,630,000                1,708,957

Passaic County Utilities Authority, SWDR:

   5%, 3/1/2007                                                                               1,300,000                1,374,204

   5%, 3/1/2008                                                                               1,195,000                1,254,917

Port Authority of New York and New Jersey:

  (Consolidated Board 101st Series)

      5.25%, 9/15/2006 (Insured; MBIA)                                                        1,000,000                1,084,500

   (Consolidated Board 127th Series)

      5.50%, 12/15/2012 (Insured; AMBAC)                                                      5,530,000                6,237,011

South Brunswick Township Board of Education

  5.625%, 12/1/2010 (Insured; FGIC,

   Guaranteed; School Board Reserve Fund)                                                     1,820,000                2,121,119

Southeast Morris County Municipal Utilities Authority,

   Water Revenue 5%, 1/1/2012 (Insured; MBIA)                                                 1,000,000                1,098,500

Southern Regional High School District
   5.50%, 9/1/2011 (Insured; MBIA)                                                            1,600,000                1,797,280

Sussex County Municipal Utilities Authority,
   Wastewater Facilities Revenue

   5%, 12/1/2003 (Insured; MBIA)                                                                615,000                  630,953

Trenton 5.125%, 1/15/2013 (Insured; FGIC)                                                     1,000,000                1,083,800

West Morris Regional High School District

   5.875%, 1/15/2004                                                                            250,000                  259,373

Western Monmouth Utilities Authority, Revenue

   5.15%, 2/1/2008 (Insured; AMBAC)                                                           1,000,000                1,083,610


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED--5.8%

Children's Trust Fund of Puerto Rico,
  Tobacco Settlement

   Revenue 5.75%, 7/1/2012                                                                    1,500,000                1,755,180

Commonwealth of Puerto Rico:

   5.30%, 7/1/2004 (Insured; MBIA)                                                            2,720,000                2,861,549

   5.30%, 7/1/2004 (Insured; MBIA)

      (Escrowed to Maturity)                                                                    280,000  (a)             294,571

   Public Improvement
      5.50%, 7/1/2015 (Insured; MBIA)                                                         2,400,000                2,790,096

Puerto Rico Highway and Transportation
   Authority, Transportation Revenue
   5.50%, 7/1/2017 (Insured; FSA)                                                             3,000,000                3,486,780

Virgin Islands Public Finance Authority, Revenue
   (Senior Lien Fund) 5.50%, 10/1/2008 (Insured; ACA)                                         1,500,000                1,686,810

TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $208,723,952)                                                                                               221,938,024
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--1.9%
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY:

New Jersey Educational Facilities Authority,

   Revenue VRDN (Princeton University) 1.10%                                                  1,900,000  (b)           1,900,000

Port Authority of New York and New Jersey,
   Special Obligation Revenue, VRDN
   (Versatile Structure Obligation)

   1.20% (SBPA; JPMorgan Chase Bank)                                                          2,300,000  (b)           2,300,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $4,200,000)                                                                                                   4,200,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $212,923,952)                                                             102.0%             226,138,024

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (2.0%)             (4,356,698)

NET ASSETS                                                                                        100.0%             221,781,326

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

ACA                American Capital Access

AMBAC              American Municipal Bond
                   Assurance Corporation

COP                Certificate of Participation

FGIC               Financial Guaranty Insurance
                   Company

FSA                Financial Security Assurance

LR                 Lease Revenue

MBIA               Municipal Bond Investors Assurance
                   Insurance Corporation

SBPA               Standby Bond Purchase Agreement

SWDR               Solid Waste Disposal Revenue

VRDN               Variable Rate Demand Notes



Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              72.3

AA                               Aa                              AA                                                7.8

A                                A                               A                                                 6.2

BBB                              Baa                             BBB                                               6.1

BB                               Ba                              BB                                                 .8

F1+, F-1                         MIG1, VMIG1 & PI                SP1, A1                                           1.9

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     4.9

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           212,923,952   226,138,024

Cash                                                                    746,904

Interest receivable                                                   2,808,168

Receivable for shares of Beneficial Interest subscribed                     225

Prepaid expenses                                                          9,760

                                                                    229,703,081
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           122,282

Payable for investment securities purchased                           7,486,608

Payable for shares of Beneficial Interest redeemed                      246,682

Accrued expenses                                                         66,183

                                                                      7,921,755
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      221,781,326
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     208,818,716

Accumulated net realized gain (loss) on investments                    (251,462)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      13,214,072
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      221,781,326
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 15,461,177

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   14.34

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended March 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     10,061,185

EXPENSES:

Management fee--Note 3(a)                                            1,292,910

Shareholder servicing costs--Note 3(b)                                 278,644

Professional fees                                                       44,806

Custodian fees                                                          25,473

Trustees' fees and expenses--Note 3(c)                                  17,120

Prospectus and shareholders' reports                                    15,717

Registration fees                                                        8,396

Loan commitment fees--Note 2                                             2,895

Miscellaneous                                                           20,906

TOTAL EXPENSES                                                       1,706,867

Less--reduction in management fee
  due to undertaking--Note 3(a)                                        (10,516)

NET EXPENSES                                                         1,696,351

INVESTMENT INCOME--NET                                               8,364,834
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              2,089,727

Net unrealized appreciation (depreciation) on investments            7,776,464

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               9,866,191

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                18,231,025

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended March 31,
                                             -----------------------------------

                                                     2003                 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          8,364,834            9,176,748

Net realized gain (loss) on investments         2,089,727            1,351,550

Net unrealized appreciation
   (depreciation) on investments                7,776,464           (2,874,009)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   18,231,025            7,654,289
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (8,430,385)          (9,122,525)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  42,001,410          125,081,541

Dividends reinvested                            7,081,764            6,642,313

Cost of shares redeemed                       (48,355,659)        (126,435,667)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS          727,515            5,288,187

TOTAL INCREASE (DECREASE) IN NET ASSETS        10,528,155            3,819,951
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           211,253,171          207,433,220

END OF PERIOD                                 221,781,326          211,253,171

Undistributed investment income--net                   --               77,937
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,974,675            9,026,615

Shares issued for dividends reinvested            499,823              480,067

Shares redeemed                                (3,432,748)          (9,095,908)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      41,750              410,774

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                     Year Ended March 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                            2003           2002(a)          2001           2000             1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                       13.70          13.82            13.32          13.93            13.83

Investment Operations:

Investment income--net                                       .55(b)         .56(b)           .59            .59              .59

Net realized and unrealized

   gain (loss) on investments                                .64           (.13)             .49           (.61)             .10

Total from Investment Operations                            1.19            .43             1.08           (.02)             .69

Distributions:

Dividends from investment income--net                       (.55)          (.55)            (.58)          (.59)            (.59)

Dividends from net realized
   gain on investments                                        --             --             (.00)(c)         --               --

Total Distributions                                         (.55)          (.55)            (.58)          (.59)            (.59)

Net asset value, end of period                             14.34          13.70            13.82          13.32            13.93
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                            8.83           3.15             8.35           (.09)            5.04
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      .79            .77              .78            .79              .80

Ratio of net investment income

   to average net assets                                    3.88           3.99             4.34           4.38             4.21

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                .00(d)         .00(d)           .02            .04              .04

Portfolio Turnover Rate                                    39.20          32.37            16.71          16.95            18.81
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                    221,781        211,253          207,433        188,705          217,666

(A)  AS REQUIRED,  EFFECTIVE  APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PERMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED MARCH 31,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     BY LESS THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS
     PRIOR TO APRIL 1, 2001 HAVE NOT BEEN  RESTATED  TO REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus New Jersey Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $9,507 during the period ended March 31, 2003, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes

At March 31, 2003, the components of accumulated earnings on a tax basis were as
follows:   accumulated  capital  losses  $249,314  and  unrealized  appreciation
$13,214,072.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to March 31, 2003. If not applied, the carryover expires in fiscal 2008.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2003 and March 31, 2002, were as follows: tax exempt income $8,430,385 and $9,122,525, respectively.

During the period ended March 31, 2003, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $4,618, increased net realized gain (loss) on investments by $169 and increased paid-in capital by $4,449. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2003, the fund did not borrow under the Facility.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from April 1, 2002 through March 31, 2003, to reduce the management fee paid by the fund, if aggregated annual expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $10,516, during the period ended March 31, 2003.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2003, the fund was charged $167,147 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2003, the fund was charged $73,094 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended March 31, 2003, redemption fees charged and retained by the fund amounted to $1,001.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2003, amounted to $87,283,873 and $83,372,725, respectively.

At March 31, 2003, the cost of investments for federal income tax purposes was $212,923,952; accordingly, accumulated net unrealized appreciation on investments was $13,214,072, consisting of $13,575,050 gross unrealized appreciation and $360,978 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus New Jersey Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus New Jersey Intermediate Municipal Bond Fund, including the statement of investments, as of March 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New Jersey Intermediate Municipal Bond Fund at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

May 2, 2003



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 2003 as " exempt-interest dividends" (not generally subject to regular federal and, for individuals who are New Jersey residents, New Jersey personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    The Muscular Dystrophy Association, Director

*    Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

David W. Burke (67)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    John F. Kennedy Library Foundation, Director

*    U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

Diane Dunst (63)

Board Member (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    President, Huntting House Antiques

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 13

                              --------------

Rosalind Gersten Jacobs (77)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37


Jay I. Meltzer (74)

Board Member (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Physician, Internist and Specialist in Clinical Hypertension

* Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons

*    Adjunct Clinical Professor of Medicine at Cornell Medical College

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 13

                              --------------

Daniel Rose (73)

Board Member (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Baltic-American Enterprise Fund, Vice Chairman and Director

*    Harlem Educational Activities Fund, Inc., Chairman

*    Housing Committee of the Real Estate Board of New York, Inc., Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

Warren B. Rudman (73)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel to (from January 1993 to December 31, 2002, Partner in) the law firm Paul, Weiss, Rifkind, Wharton & Garrison

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Collins & Aikman Corporation, Director

*    Allied Waste Corporation, Director

*    Chubb Corporation, Director

*    Raytheon Company, Director

*    Boston Scientific, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21

                              --------------

Sander Vanocur (75)

Board Member (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    President of Old Owl Communications

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.


GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 58 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  SEPTEMBER
2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

NOTES

                  For More Information

                        Dreyfus New Jersey Intermediate Municipal
                        Bond Fund
                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL
Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  751AR0303